UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2010
(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
(Address of Registrant’s principal executive office)
(859) 371-2340
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 17, 2010, the Board of Directors of The Bank of Kentucky Financial Corporation (the “Company”) and its subsidiary, The Bank of Kentucky, Inc. (the “Bank”), approved certain amendments to the Bank’s Executive Deferred Contribution Plan (the “Contribution Plan”) and Executive Private Pension Plan (the “Pension Plan”).

The Contribution Plan is an unfunded arrangement for the benefit of a select group of management employees of the Company and the Bank pursuant to Section 451 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Contribution Plan allows participants to defer a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments.  The Pension Plan provides supplemental retirement income for certain eligible employees of the Bank.  The Pension Plan is a defined benefit pension plan which covers any person employed by the Bank who is determined by the Bank to be a member of management and who is designated as an eligible employee under the Pension Plan.

The Contribution Plan was amended to include definitions of “disability” and “separation from service” that comply with the final regulations under Section 409A of the Code and Internal Revenue Service (“IRS”) Notice 2010-6 issued pursuant thereto, along with certain other specified changes to ensure compliance with Section 409A and applicable regulations.  The Contribution Plan was further amended to expand the securities to which a participant’s deferred compensation account may be directed to include common or preferred stock of the Company or any affiliate.  In connection with the amendments to the Contribution Plan, the Company also created a nonqualified grantor trust, commonly known as a rabbi trust (the “Rabbi Trust”), the assets of which will be used to pay participants’ benefits in the Contribution Plan.

The Pension Plan was amended to provide a definition of “separation from service” that complies with the final regulations under Section 409A of the Code and IRS Notice 2010-6 issued pursuant thereto, along with certain other specified changes to ensure compliance with Section 409A.

The foregoing descriptions are qualified by the full text of the amendments and the Rabbi Trust, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Not applicable.

(b)         Not applicable.

(c)         Not applicable.

(d)         Exhibits.

10.1  Amendment to The Bank of Kentucky, Inc. Executive Deferred Contribution Plan, dated November 17, 2010.

10.2  Amendment to The Bank of Kentucky, Inc. Executive Private Pension Plan, dated November 17, 2010.

10.3  The Bank of Kentucky, Inc. Executive Deferred Contribution Plan Trust Agreement, dated November 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL CORPORATION

	By:	/s/ Martin J. Gerrety
	Name:	Martin J. Gerrety
	Title:	Treasurer and Assistant Secretary

Date: November 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to The Bank of Kentucky, Inc. Executive Deferred Contribution Plan, dated November 17, 2010.

10.2	Amendment to The Bank of Kentucky, Inc. Executive Private Pension Plan, dated November 17, 2010.

10.3	The Bank of Kentucky, Inc. Executive Deferred Contribution Plan Trust Agreement, dated November 17, 2010.